As of October 1, 2013

VII Peaks Co-Optivist Income BDC II - Fact Sheet1

The VII Peaks Co-Optivist™ BDC Income Fund II is a registered business development company that seeks to generate current income and capital appreciation, without the use of leverage – while maintaining adequate daily liquidity of the underlying portfolio.

VII Peaks BDC intends to primarily invest in discounted corporate debt and equity-linked debt securities of public and private companies that have solid business fundamentals, but also a perceived risk of near term liquidity issues. Our deep research, trading volume/execution strategy and access into public and private companies enables us to restructure their debt.

Fund Overview

Investment Objective	Income and potential for capital appreciation

Strategy	Corporate debt and equity-linked debt with on average 2-3 years remaining maturities

Current Distribution Rate	7.35% per annum of Public Offering Price

Public Offering Price	$10.15

Minimum Investment	$5,000

Distributions Paid	Twice Monthly

Purchase Frequency	Twice Monthly

DRIP	95% of offering price

Tender Offer Program[2]	20% of weighted average number shares outstanding in the prior calendar year (5% quarterly)

Valuations	Quarterly, public reporting and audited financial statements

Current Leverage	0% (No margin or swaps)

Average Maturity of Portfolio	2.76 years as of 6/30/2013

Investment Time Horizon[3]	Exit Plan (4-5 Years post offering)
Offering Size	$750,000,000

RR Commission	7%

Inception Date	July 10, 2012

Offering Close Date	TBD

Tax Reporting	1099

Investor Eligibility[4]	Net worth of at least $70,000 and annual gross income of at least $70,000;
or a net worth of at least $250,000

Management Fees	• 2%-1.5% declining management fee
(No acquisition, disposition,	• 20% incentive fee on income, above the preferred annual 8% return to investors
loan, or origination fees)	• 20% incentive fee on capital gains

VII Peaks Returns Strategy

[1]	For further information regarding the Offering features see the prospectus. Investments in any security involve a high degree of risk and should only be considered by investors who can withstand the loss of their investment. Prospective investors should carefully review the “Risk Factors” section of the prospectus. Past performance is no guarantee of future results.
[2]	At the discretion of and terms set forth by the VII Peaks Board of Directors.
[3]	Board must recommend to list, merge or liquidate within four years of offering completion.
[4]	Net worth does not include home, furnishings or personal automobiles. Program may not be effective in all states. The following states have additional suitability standards: AL, CA, KS, KY, IA, ME, MA, NE, NJ, NM, ND, OK, OR, and TN. See the “Suitability Standards” section of the prospectus.
[5]	No level of distributions may be expected. An investor may lose money by investing in the Fund.

Securities offered through Axiom Capital Management, Inc, Member FINRA/SIPC

100 Pine Street, Suite 500 | San Francisco, CA 94111 | 877-410-1250 | viipeaksbdc@viipeakscapital.com | viipeaksbdc.com

As of October 1, 2013

VII Peaks Co-Optivist Income BDC II - Fact Sheet1

The BDC will employ a proprietary “Co-Optivist™” (“cooperative activism”) approach in executing the investment strategy. We intend to utilize this strategy to acquire positions in corporate debt and equity-linked debt of target companies with the goal of restructuring the underlying debt to de-lever the balance sheets and improve the overall liquidity of the target companies. Our cooperative activism approach includes proactively engaging the target company’s management team on average 24 months prior to a redemption event.

Investment Strategy

Risk Factors

• We do not currently intend to list our share on any securities exchange and do not expect a public market to develop for the foreseeable future. Because there is no public trading market for our shares shareholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our tender offer program. Therefore, shareholders should not expect to sell their shares promptly or at a desired price. A liquidity event may not be recommended by our Board for up to four years following the completion of a public offering (or any subsequent follow-on offerings).

• While we intend to conduct quarterly tender offers for up to 20% of the weighted average number of shares outstanding in the prior calendar year (5.0% per quarter), pursuant to our share repurchase program, beginning with the first calendar quarter following the one-year anniversary of achieving the minimum offering requirement, we may suspend or terminate the share repurchase program at any time. See Tender Offer Program section of the Prospectus for full disclosure.

• We are a recently formed entity with limited operating history.

• A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

• The potential for our Manager to earn incentive fees under the investment advisory agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests.

• Our Manager and certain of its affiliates, some of which may have the same or substantially similar investment objectives as the Company, face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments.

• If we fail to qualify for or maintain regulated investment company (RIC) tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

• For further details of risks relevant to the offering, prospective investors should carefully review the “Risk Factors” section in the prospectus. Investments in any security involve a high degree of risk and should only be considered by investors who can withstand the loss of their investment.

Securities offered through Axiom Capital Management, Inc, Member FINRA/SIPC

100 Pine Street, Suite 500 | San Francisco, CA 94111 | 877-410-1250 | viipeaksbdc@viipeakscapital.com | viipeaksbdc.com